[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) HIGH YIELD
                         OPPORTUNITIES FUND

                         ANNUAL REPORT o JANUARY 31, 2001

                  ---------------------------------------------
                      MUTUAL FUND GIFT KITS (see page 38)
                  ---------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 29
Independent Auditors' Report .............................................. 36
Trustees and Officers ..................................................... 41

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The first year of the new century was a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. With the year now behind us, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by nearly 30 percentage points for the year ended December 31, 2000.(2)

o The Lehman Brothers Government/Credit Index, a commonly used measure of investment-grade bond performance, delivered a return of 11.85% for the year ended December 31, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P
500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the year ended December 31, 2000, 68.5% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a healthy rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see good prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     February 15, 2001

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

------------
(1) Source: The Wall Street Journal, October 10, 2000.
(2) Source: MFS research. For the year ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, while the Russell 1000 Growth Index returned -22.42%. For the one-, five-, and ten-year periods ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, 16.91%, and 17.37%, respectively; for the same periods, the Russell 1000 Growth Index returned -22.42%, 18.15%, and 17.33%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(3) For the year ended December 31, 2000, the Dow Jones Industrial Average returned -4.85%, the Standard & Poor's 500 Composite Index returned -9.10%, and the NASDAQ Composite Index returned -39.29%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(4) Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended January 31, 2001, Class A shares of the fund provided a total return of 3.28%, Class B shares 2.63%, Class C shares 2.64%, and Class I shares 3.88%. These returns assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a 1.63% return for the fund's benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index), an unmanaged index of noninvestment-grade corporate debt. During the same period, the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -2.08%.

Q. THE MARKET ENVIRONMENT FOR HIGH-YIELD BONDS REMAINED DIFFICULT DURING THE 12-MONTH PERIOD BUT RECOVERED SIGNIFICANTLY IN RECENT WEEKS. WHAT FACTORS DROVE PERFORMANCE DURING THE PERIOD?

A. It was a tough 12 months for the high-yield market, marked by rising interest rates in the first half of the period, difficulties encountered by individual companies, rising default rates, and very little liquidity in the financial markets. Early in the period interest rate hikes, sparked by the Federal Reserve Board's (the Fed's) desire to head off inflation, increased borrowing costs for high-yield companies and slowed economic growth. These developments accelerated the overall default risk in the market, and the selloff in technology and telecommunications stocks added to the weakness and volatility in noninvestment-grade bonds. More recently, however, the market has rebounded on hopes that the Fed's January interest rate cuts will help spur economic growth and increase liquidity in the high-yield marketplace.

Q. HOW WOULD YOU DESCRIBE THE FUND'S HOLDINGS DURING THE PERIOD VERSUS THE LEHMAN INDEX?

A. The Lehman Index held a higher percentage of "BB"-rated and higher-quality bonds than we have tended to hold in this portfolio. Because of our focus on Original Research(SM) and extensive credit analysis, the objective of high-yield investing at MFS is to search out lower-rated securities that, for a variety of reasons, could earn a higher rating and therefore offer greater potential for investors to realize higher yields, and the opportunity for capital appreciation. While we reduced our exposure to telecommunications companies given the uncertain economic environment, we remained overweighted compared to the Lehman Index. In light of what we see as an improving economic environment and the sharp selloff we've experienced in the telecommunications sector, we have found some attractive values and growth opportunities in this segment of the market.

Q. WHAT OTHER STRATEGIES DID YOU UTILIZE IN RESPONSE TO THIS DIFFICULT ENVIRONMENT?

A. Early in the period, we were quick to realize that the economy and corporate earnings were slowing down. In response, we started to move money out of the more cyclical and economically sensitive sectors such as steel, paper packaging, and general manufacturing. We also increased our exposure to the energy and gaming sectors early in the period to take advantage of the strong business fundamentals and accelerating cash flows in these sectors. Both of these moves worked well for the fund; however, we took some profits in the energy sector in order to take advantage of attractive valuations, high yields, and growth potential in some other sectors of the market such as telecommunications and media.

Q.  HOW DID THE FUND'S HOLDINGS IN EMERGING MARKETS PERFORM DURING THE PERIOD?

A. Emerging market debt continued to be among the best-performing asset classes during the 12-month period. These returns were particularly notable given the negative returns experienced in the U.S. equity and high-yield markets. The strong performance of emerging market debt has been driven by positive country fundamentals -- reflected in upgrades of a number of countries by rating agencies. While other credit markets have experienced deterioration in credit quality, emerging market debt has seen steady improvement. We believe improving credit quality underscores the attractiveness of emerging market debt at current yields. This appeal is accentuated when the declining volatility of the asset class is considered, and in general, we view the current global economic and financial environment as broadly supportive for emerging market debt.

Q. DO YOU THINK BEING A HIGH-YIELD PORTFOLIO MANAGER INHERENTLY MAKES YOU A VALUE MANAGER?

A. Yes, but we believe there are two types of high-yield managers. MFS' philosophy with regard to high-yield investing is a value-oriented strategy where we try to look for downside protection. We won't pay what we think are egregious prices for bonds, and we tend to avoid bonds that we feel do not have real asset value, cash flow, and growth potential associated with the company. We also recognize that the total return equation is somewhat skewed to the negative for high-yield investors. In other words, we don't get to participate in the upside potential of a growth company the way an equity investor does; yet we are exposed to the downside risk. Consequently, at MFS we take extra precaution to avoid being wrong about credit risk. As a result, we look closely at each company's actual asset value, projected cash flow, and then its business fundamentals. In contrast to our style at MFS, the other type of high-yield manager, we believe, tends to act more like an equity manager. That is, these managers tend to pay more attention to a company's growth story than to its earnings potential.

Q.  WHAT'S YOUR OUTLOOK FOR THE HIGH-YIELD MARKET AND FOR THE FUND?

A. As we enter a new year, it's difficult to rule out further volatility in the short term given the uncertain economic environment, but the rally that began in mid-December 2000 has continued into the new year, providing some much-needed momentum in the high-yield marketplace. While it's difficult to determine if this recovery can continue to pick up steam, the yield difference between noninvestment-grade debt and Treasuries remains wide, making the yields on high-income bonds very attractive relative to other fixed-income securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. Government if held to maturity.) In addition, while cautious in the short run, we believe a series of interest rate cuts will eventually spur an economic recovery and help boost corporate earnings. Historically, high-yield bonds track corporate earnings and profits, so we believe the environment will continue to improve for the fund and for the market.

/s/ John F. Addeo                            /s/ Robert J. Manning

    John F. Addeo                                Robert J. Manning
    Associate Portfolio Manager                  Portfolio Manager

Note to Shareholders: Effective July 1, 2000, John F. Addeo became a portfolio manager of the fund.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
-------------------------------------------------------------------------------

JOHN F. ADDEO IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND AN ASSOCIATE PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS. JOHN JOINED MFS AS A RESEARCH ANALYST IN 1998. HE BECAME VICE PRESIDENT IN 1999 AND ASSOCIATE PORTFOLIO MANAGER IN 2000. PREVIOUSLY, HE WAS A QUANTITATIVE ANALYST AND A VICE PRESIDENT IN THE HIGH-YIELD GROUPS OF SEVERAL MAJOR INVESTMENT COMPANIES. HE RECEIVED A BACHELOR OF SCIENCE DEGREE FROM SIENA COLLEGE IN 1984.

ROBERT J. MANNING IS SENIOR VICE PRESIDENT, CHIEF FIXED INCOME STRATEGIST, AND DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND MFS(R) SPECIAL VALUE TRUST, A CLOSED-END FUND. ROB JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1993, AND CHIEF FIXED INCOME STRATEGIST AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999. HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED A MASTER OF SCIENCE DEGREE IN FINANCE FROM BOSTON COLLEGE.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                    SEEKS HIGH CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:        JULY 1, 1998

CLASS INCEPTION:              CLASS A  JULY 1, 1998
                              CLASS B  JULY 1, 1998
                              CLASS C  JULY 1, 1998
                              CLASS I  JULY 1, 1998

SIZE:                         $57.2 MILLION NET ASSETS AS OF JANUARY 31, 2001

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 2001. Index information is from July 1, 1998.)

                        MFS High Yield      Lehman Brothers
                        Opportunities        High Yield
                        Fund - Class A       Bond Index
                ---------------------------------------------
                7/98      $ 9,525              $10,000
                1/99        8,625                9,893
                1/00        9,846                9,938
                1/01       10,170               10,100

TOTAL RATES OF RETURN THROUGH JANUARY 31, 2001

CLASS A

                                                           1 Year        Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             +3.28%       +6.77%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         +3.28%       +2.57%
--------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         -1.62%       +0.65%
--------------------------------------------------------------------------------

CLASS B
                                                           1 Year        Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             +2.63%       +5.22%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         +2.63%       +1.99%
--------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         -1.00%       +1.08%
--------------------------------------------------------------------------------

CLASS C
                                                           1 Year        Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             +2.64%       +4.93%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         +2.64%       +1.88%
--------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         +1.73%       +1.88%
--------------------------------------------------------------------------------

CLASS I
                                                           1 Year        Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             +3.88%       +8.63%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         +3.88%       +3.25%
--------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year        Life*
--------------------------------------------------------------------------------
Average high current yield fund+                           -2.08%       -1.81%
--------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index#                     +1.63%       +0.39%
--------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 2001. Index information is from July 1, 1998.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

Investments in lower-rated securities may provide greater returns, but they may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 2001

PORTFOLIO STRUCTURE

                High Yield Corporates              68.3%
                Emerging Markets                   18.3%
                Cash                                9.2%
                Domestic Equity                     2.5%
                High Grade Corporates               0.9%
                International Equity                0.5%
                Municipal                           0.3%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- January 31, 2001

Bonds - 83.0%
--------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)             VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 56.2%
  Aerospace - 1.8%
    Argo Tech Corp., 8.625s, 2007                                      $     425       $   369,750
    BE Aerospace, Inc., 9.5s, 2008                                           250           256,250
    K & F Industries, Inc., 9.25s, 2007                                      425           416,500
                                                                                       -----------
                                                                                       $ 1,042,500
--------------------------------------------------------------------------------------------------
  Building - 3.9%
    American Standard, Inc., 7.375s, 2008                              $     465       $   447,562
    Atrium Co., Inc., 10.5s, 2009                                            395           335,750
    Building Materials Corp. of America, 7.75s, 2005                         635           241,300
    D. R. Horton Inc., 9.75s, 2010                                           230           232,875
    Formica Corp., 10.875s, 2009                                             280           148,400
    MMI Products, Inc., 11.25s, 2007                                         230           230,000
    Nortek, Inc., 9.25s, 2007                                                100            98,500
    Williams Scotsman, Inc., 9.875s, 2007                                    575           494,500
                                                                                       -----------
                                                                                       $ 2,228,887
--------------------------------------------------------------------------------------------------
  Business Services - 2.0%
    Anacomp, Inc., 10.875s, 2004**                                     $      95       $    11,400
    Flextronics International Ltd., 9.875s, 2010##                           500           531,250
    Pierce Leahy Corp., 11.125s, 2006                                        335           354,262
    Unisys Corp., 7.875s, 2008                                               265           249,763
                                                                                       -----------
                                                                                       $ 1,146,675
--------------------------------------------------------------------------------------------------
  Chemicals - 1.7%
    Huntsman ICI Chemicals, 0s, 2009                                   $     475       $   161,500
    Huntsman ICI Chemicals, 10.125s, 2009                                    240           248,400
    Lyondell Chemical Co., 9.625s, 2007                                       50            51,000
    Lyondell Chemical Co., 9.875s, 2007                                       50            51,000
    Sovereign Specialty Chemicals, 11.875s, 2010                             220           214,500
    Sterling Chemicals, Inc., 11.75s, 2006                                   125            73,750
    Sterling Chemicals, Inc., 12.375s, 2006                                  110           106,700
    Sterling Chemicals, Inc., 0s to 2001, 13.5s to 2008                      295            44,250
                                                                                       -----------
                                                                                       $   951,100
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.4%
    General Binding Corp., 9.375s, 2008                                $     500       $   375,000
    Kindercare Learning Centers, Inc., 9.5s, 2009                            250           235,000
    Remington Products Co. LLC, 11s, 2006                                    250           220,000
    Samsonite Corp., 10.75s, 2008                                            370           281,200
    Simmons Co., 10.25s, 2009                                                235           230,888
    Synthetic Industries, Inc., 17s, 2008                                    175           172,375
    Westpoint Stevens, Inc., 7.875s, 2005-2008                               575           449,125
                                                                                       -----------
                                                                                       $ 1,963,588
--------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 4.4%
    Applied Extrusion Technologies, Inc., 11.5s, 2002                  $     650       $   487,500
    Ball Corp., 8.25s, 2008                                                  200           198,000
    Consolidated Container Co., 10.125s, 2009                                450           436,500
    Gaylord Container Corp., 9.75s, 2007                                      50            35,000
    Gaylord Container Corp., 9.875s, 2008                                    280           112,000
    Huntsman Packaging Corp., 13s, 2010                                       65            35,750
    Riverwood International Corp., 10.25s, 2006                              315           318,150
    Riverwood International Corp., 10.875s, 2008                             300           291,000
    Silgan Holdings, Inc., 9s, 2009                                          320           296,000
    U.S. Can Corp., 12.375s, 2010##                                          175           182,000
    U.S. Timberlands, 9.625s, 2007                                           140           112,000
                                                                                       -----------
                                                                                       $ 2,503,900
--------------------------------------------------------------------------------------------------
  Energy - 2.2%
    Continental Resources, Inc., 10.25s, 2008                         $       25       $    21,750
    Gothic Production Corp., 11.125s, 2005                                   375           401,250
    P&L Coal Holdings Corp., 9.625s, 2008                                    400           414,000
    Pemex Project, 9.125s, 2010##                                            420           418,950
                                                                                       -----------
                                                                                       $ 1,255,950
--------------------------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    Willis Corroon Corp., 9s, 2009                                     $     330       $   306,900
--------------------------------------------------------------------------------------------------
  Gaming and Hotels - 4.7%
    Ameristar Casinos Inc., 10.75s, 2009##                             $     140       $   138,149
    Autotote Corp., 12.5s, 2010##                                            130           120,900
    Aztar Corp., 8.875s, 2007                                                175           171,500
    Boyd Gaming Corp., 9.5s, 2007                                            430           378,400
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                 325           323,375
    HMH Properties, Inc., 8.45s, 2008                                        225           224,438
    Isle of Capri Casinos, Inc., 8.75s, 2009                                  75            65,625
    Mandalay Resort Group, 10.25s, 2007                                      135           138,375
    MGM Grand, Inc., 9.75s, 2007                                             355           376,300
    Prime Hospitality Corp., 9.75s, 2007                                     150           153,375
    Station Casinos, Inc., 9.875s, 2010                                      585           608,400
                                                                                       -----------
                                                                                       $ 2,698,837
--------------------------------------------------------------------------------------------------
  Industrial - 3.9%
    Actuant Corp., 13s, 2009                                           $     200       $   195,000
    Allied Waste North America, Inc., 7.625s, 2006                           150           145,125
    Allied Waste North America, Inc., 10s, 2009                              400           404,000
    Blount, Inc., 7s, 2005                                                   300           243,000
    Blount, Inc., 13s, 2009                                                  200           150,000
    Columbus McKinnon Corp., 8.5s, 2008                                      175           146,125
    Day International Group, Inc., 11.125s, 2005                              42            41,160
    Hayes Wheels International, Inc., 11s, 2006                              175           134,750
    Haynes International, Inc., 11.625s, 2004                                315           214,200
    International Knife & Saw, Inc., 11.375s, 2006                            50            25,000
    Mesa County, CO, 8.5s, 2006**                                            250           187,500
    Motors & Gears, Inc., 10.75s, 2006                                        25            24,250
    Numatics, Inc., 9.625s, 2008                                             275           187,000
    Oxford Automotive, Inc., 10.125s, 2007                                    35            23,800
    Simonds Industries, Inc., 10.25s, 2008                                   100            70,000
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008                     120             1,200
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                     100            60,000
                                                                                       -----------
                                                                                       $ 2,252,110
--------------------------------------------------------------------------------------------------
  Media - 9.6%
    Acme Television LLC, 10.875s, 2004                                 $     115       $   108,100
    American Lawyer Media Holdings, Inc., 0s to 2002,
      12.25s to 2008                                                         700           469,000
    Avalon Cable Holdings LLC, 0s to 2003, 11.875s to 2008                   100            71,000
    Benedek Communications Corp., 0s to 2001, 13.25s to 2006                 200           150,000
    CD Radio, Inc., 14.5s, 2009                                              250           178,750
    Charter Communications Holdings, 8.25s, 2007                             400           386,000
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011               475           318,250
    Citadel Broadcasting Co., 9.25s, 2008                                    180           188,550
    Classic Cable, Inc., 10.5s, 2010                                         700           304,500
    Cumulus Media, Inc., 10.375s, 2008                                         5             4,600
    Echostar Broadband Corp., 10.375s, 2007##                                650           679,250
    Frontiervision Holding LP, 0s to 2001, 11.87s to 2007                    100            94,000
    Frontiervision Operating Partnership LP, 11s, 2006                        70            73,500
    Granite Broadcasting Corp., 10.375s, 2005                                251           165,660
    LIN Holdings Corp., 0s to 2003, 10s to 2008                              740           584,600
    Mediacom LLC, 9.5s, 2013##                                               215           215,537
    NTL Communications Corp., 0s to 2003, 12.375s to 2008                    730           445,300
    NTL, Inc., 10s, 2007                                                     125           114,688
    NTL, Inc., 0s to 2003, 9.75s to 2008##                                    55            33,825
    Paxson Communications Corp., 11.625s, 2002                               495           502,425
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                      310           208,475
    XM Satellite Radio, Inc., 14s, 2010                                      300           217,500
                                                                                       -----------
                                                                                       $ 5,513,510
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services
    Alaris Medical, Inc., 0s to 2003, 11.125s to 2008##                $      75       $     7,500
--------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.6%
    Doe Run Resources Corp., 11.25s, 2005                              $      65       $    30,550
    Jorgensen (Earle M.) Co., 9.5s, 2005                                     270           234,900
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                           135           131,288
    Metal Management, Inc., 10s, 2008+**                                     245            17,150
    Metallurg Holdings, Inc., 0s to 2003, 12.75s to 2008                     200            52,000
    Metallurg, Inc., 11s, 2007                                               400           320,000
    Northwestern Steel & Wire Co., 9.5s, 2001**                              150             7,500
    Renco Steel Holdings, Inc., 10.875s, 2005                                 75            30,000
    WCI Steel, Inc., 10s, 2004                                               135           105,300
                                                                                       -----------
                                                                                       $   928,688
--------------------------------------------------------------------------------------------------
  Retail - 0.9%
    Finlay Fine Jewelry Corp., 8.375s, 2008                           $       15       $    13,350
    J. Crew Group, Inc., 0s to 2002, 13.125s to 2008                         715           436,150
    J. Crew Operating Corp., 10.375s, 2007                                    65            57,200
                                                                                       -----------
                                                                                       $   506,700
--------------------------------------------------------------------------------------------------
  Supermarkets
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                $       45       $       844
    Penn Traffic Co., 11s, 2009                                                0++             280
                                                                                       -----------
                                                                                       $     1,124
--------------------------------------------------------------------------------------------------
  Telecommunications - 15.4%
    Adelphia Communications Corp., 9.375s, 2009                        $     200       $   192,000
    Alamosa PCS Holdings, Inc., 0s to 2005, 12.875s to 2010                   85            46,962
    Allegiance Telecommunications, Inc., 0s to 2003,
      11.75s to 2008                                                         175           136,500
    Allegiance Telecommunications, Inc., 12.875s, 2008                       150           159,375
    American Tower Corp., 9.375s, 2009##                                     250           250,625
    AMSC Acquisition Co., Inc., 12.25s, 2008                                 295           144,550
    Centennial Cellular Operating Co., 10.75s, 2008                          235           235,000
    Cybernet Internet Services International, 14s, 2009                       20             5,800
    Dobson Communications Corp., 10.875s, 2010                               105           110,775
    Exodus Communications, Inc., 11.25s, 2008                                225           216,000
    Exodus Communications, Inc., 11.625s, 2010##                             200           194,500
    Focal Communications Corp., 0s to 2003, 12.125s to 2008                  135            81,000
    Focal Communications Corp., 11.875s, 2010                                310           272,800
    Globix Corp., 12.5s, 2010                                                185            85,100
    Hyperion Telecommunication, Inc., 12s, 2007                              120            89,400
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006**                          150            11,250
    Intermedia Communications, Inc., 0s to 2002, 11.25s to 2007              510           405,450
    ITC Deltacom, Inc., 9.75s, 2008                                          200           160,000
    Leap Wireless International, Inc., 0s to 2005, 14.5s to 2010             600           168,000
    Level 3 Communications, Inc., 9.125s, 2008                               450           401,625
    Madison River Capital/Finance Corp., 13.25s, 2010                        225           164,250
    McCaw International Ltd., 0s to 2002, 13s to 2007                        350           237,125
    Metromedia Fiber Network, Inc., 10s, 2008                                410           381,300
    MGC Communications, Inc., 13s, 2010                                      180           106,200
    MJD Communications, Inc., 9.5s, 2008                                      60            50,400
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                   425           329,375
    Nextel Communications, Inc., 9.5s, 2011##                                330           320,100
    Nextel International, Inc., 0s to 2003, 12.125s to 2008                   15             8,550
    Nextel International, Inc., 12.75s, 2010##                               355           312,400
    Nextlink Communications, Inc., 10.75s, 2009                              390           360,750
    Nextlink Communications, Inc., 0s to 2004, 12.25s to 2009                325           190,125
    Northeast Optic Network, 12.75s, 2008                                     10             5,500
    PSINet, Inc., 11s, 2009                                                  850           238,000
    SBA Communications Corp., 0s to 2003, 12s to 2008                        435           358,875
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009                   775           490,187
    Spectrasite Holdings, Inc., 10.75s, 2010                                 125           125,938
    Telecorp PCS, Inc., 10.625s, 2010                                        150           157,500
    Teligent, Inc., 11.5s, 2007                                              175            22,750
    Time Warner Telecommunications, Inc., 10.125s, 2011##                    550           562,375
    Triton PCS, Inc., 0s to 2003, 11s to 2008                                265           213,325
    Triton PCS, Inc., 9.375s, 2011##                                         150           150,000
    Viatel, Inc., 11.25s, 2008                                               150            43,500
    Viatel, Inc., 0s to 2003, 12.5s to 2008                                  425            55,250
    Williams Communications Group, 11.7s, 2008                                70            65,450
    Worldwide Fiber, Inc., 12s, 2009                                         575           500,250
                                                                                       -----------
                                                                                       $ 8,816,187
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    International Utility Structures, 10.75s, 2008                     $      75       $    51,000
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $32,175,156
--------------------------------------------------------------------------------------------------
Foreign Bonds - 26.8%
  Algeria - 1.3%
    Algeria Chase Manhattan, 7.188s, 2004 (Financial Institutions)     $     495       $   420,750
    Algeria Tranche, 6.375s, 2010+                                           205           161,950
    Algerian Repurchase Loan Agreement, 1.063s, 2010                 JPY  24,800           144,917
                                                                                       -----------
                                                                                       $   727,617
--------------------------------------------------------------------------------------------------
  Argentina - 1.4%
    Acindar Industria de Argentina, 11.25s, 2004 (Steel)               $     162       $   124,740
    Mastellone Hermanos S.A., 11.75s, 2008 (Food and
      Beverage Products)                                                     268           203,680
    Republic of Argentina, 11.75s, 2015                                      214           207,858
    Republic of Argentina, 11.375s, 2017                                     166           157,866
    Republic of Argentina, 12s, 2020                                          10             9,875
    Republic of Argentina, 7.563s, 2023                                      100            78,500
                                                                                       -----------
                                                                                       $   782,519
--------------------------------------------------------------------------------------------------
  Belgium - 0.7%
    Hermes Europe Railtel B.V., 10.375s, 2009 (Telecommunications)     $     130       $    61,100
    Tele1 Europe B.V., 13s, 2009 (Telecommunications)                        335           331,650
                                                                                       -----------
                                                                                       $   392,750
--------------------------------------------------------------------------------------------------
  Bermuda - 0.6%
    Global Crossings Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                             $     330       $   332,475
--------------------------------------------------------------------------------------------------
  Brazil - 4.5%
    Federal Republic of Brazil, 7.688s, 2009                           $     180       $   158,850
    Federal Republic of Brazil, 14.5s, 2009                                  160           184,800
    Federal Republic of Brazil, 8s, 2014                                     378           307,160
    Federal Republic of Brazil, 12.75s, 2020                                 305           311,100
    Federal Republic of Brazil, 12.25s, 2030                                 565           548,050
    Federal Republic of Brazil, 11s, 2040                                  1,243         1,057,793
                                                                                       -----------
                                                                                       $ 2,567,753
--------------------------------------------------------------------------------------------------
  Bulgaria - 1.0%
    National Republic of Bulgaria, 7.75s, 2011                         $     459       $   359,167
    National Republic of Bulgaria, 7.75s, 2024                               260           201,825
                                                                                       -----------
                                                                                       $   560,992
--------------------------------------------------------------------------------------------------
  Canada - 0.9%
    GT Group Telecommunications, Inc., 0s to 2005, 13.25s
      to 2010 (Telecommunications)                                     $     750       $   371,250
    Russel Metals, Inc., 10s, 2009 (Metals & Minerals)                       185           168,350
                                                                                       -----------
                                                                                       $   539,600
--------------------------------------------------------------------------------------------------
  Germany - 1.5%
    Callahan Nordrhein Westfallen, 14s, 2010 (Media)##                 $     450       $   450,000
    Ekabel Hessen, 14.5s, 2010 (Media)##                                     410           402,825
                                                                                       -----------
                                                                                       $   852,825
--------------------------------------------------------------------------------------------------
  Luxembourg - 0.3%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.50s to 2006 (Telecommunications)                  $     200       $   175,000
--------------------------------------------------------------------------------------------------
  Mexico - 1.2%
    Bepensa S.A., 9.75s, 2004 (Sovereign Bonds)##                      $     160       $   153,600
    Grupo Elektra S.A. de CV, 12s, 2008 (Consumer Products
      and Services)                                                          345           329,906
    Grupo Iusacell S.A., 14.25s, 2006 (Telecommunications)                    60            65,400
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                   110           109,869
    Satelites Mexicanos S.A. de CV, 10.125s, 2004
      (Telecommunications)                                                    50            34,000
                                                                                       -----------
                                                                                       $   692,775
--------------------------------------------------------------------------------------------------
  Netherlands - 2.5%
    APP International Finance Co. B.V., 11.75s, 2005
      (Container, Forest and Paper Products)                           $      70       $    24,500
    Completel Europe N.V., 14s, 2009
      (Telecommunications)##                                                 225            99,000
    PTC International Finance BV, 0s to 2002, 10.75s to
      2007 (Telecommunications)                                               55            42,625
    Slovak Wireless Finance Co., 11.25s, 2007
      (Telecommunications)                                             EUR   365           322,790
    United International Holdings, 0s to 2003, 10.75s to
      2008 (Media)                                                     $     170            86,700
    United Pan-Europe Commerce N.V., 10.875s, 2009 (Media)                   205           159,900
    United Pan-Europe Commerce N.V., 11.25s, 2010 (Media)                     85            64,600
    United Pan-Europe Commerce N.V., 0s to 2005, 13.75s to
      2010 (Media)                                                           830           323,700
    Versatel Telecom B.V., 13.25s, 2008
      (Telecommunications)                                                   400           320,750
                                                                                       -----------
                                                                                       $ 1,444,565
--------------------------------------------------------------------------------------------------
  Norway - 0.4%
    Ocean Rig Norway AS, 10.25s, 2008 (Energy)                         $     275       $   247,500
--------------------------------------------------------------------------------------------------
  Russia - 4.6%
    Russian Federation, 11.75s, 2003                                   $     661       $   650,259
    Russian Federation, 8.25s, 2010##                                      1,641         1,136,197
    Russian Federation, 2.5s to 2001, 5s to 2007, 7.5s to 2030##           1,935           813,952
                                                                                       -----------
                                                                                       $ 2,600,408
--------------------------------------------------------------------------------------------------
  South Korea - 0.9%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                $     510       $   525,300
--------------------------------------------------------------------------------------------------
  United Kingdom - 3.8%
    Dolphin Telecom PLC, 0s to 2003, 11.50s to 2008
      (Telecommunications)                                             $     775       $    81,375
    Energis PLC, 9.75s, 2009 (Telecommunications)                            140           137,200
    Esat Telecom Group PLC, 11.875s, 2008 (Telecommunications)               220           259,011
    Esprit Telecom Group PLC, 10.875s, 2008
      (Telecommunications)**                                                  20               600
    Jazztel PLC, 13.25s, 2009 (Telecommunications)                   EUR      75            57,250
    Jazztel PLC, 14s, 2009 (Telecommunications)                        $     310           254,200
    Ono Finance PLC, 13s, 2009 (Media)                                       830           747,000
    Telewest Communications PLC, 9.625s, 2006 (Media)                        125           120,000
    Telewest Communications PLC, 9.875s, 2010 (Media)                        165           158,813
    Telewest Communications PLC, 0s to 2005, 11.375s to
      2010 (Media)                                                           625           354,687
                                                                                       -----------
                                                                                       $ 2,170,136
--------------------------------------------------------------------------------------------------
  Venezuela - 1.2%
    Republic of Venezuela, 9.25s, 2027                                  $  1,022       $   705,180
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $15,317,395
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $51,039,314)                                             $47,492,551
--------------------------------------------------------------------------------------------------

Stocks - 0.5%
--------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------
U.S. Stocks
  Supermarkets
    Pathmark Stores, Inc.*                                                 1,821       $    30,274
--------------------------------------------------------------------------------------------------
  Telecommunications
    Classic Communications, Inc.*                                            150       $       478
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $    30,752
--------------------------------------------------------------------------------------------------
Foreign Stocks - 0.5%
  Netherlands - 0.5%
    Completel Europe N.V. (Telecommunications)*                           22,500       $   137,610
    Completel Europe N.V. (Telecommunications)*                           11,250            70,313
    Versatel Telecom International N.V., ADR
      (Telecommunications)*                                                2,621            37,185
                                                                                       -----------
                                                                                       $   245,108
--------------------------------------------------------------------------------------------------
  Sweden
    Tele1 Europe Holdings AB, ADR (Telecommunications)*                    2,201       $    14,995
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $   260,103
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $511,586)                                               $   290,855
--------------------------------------------------------------------------------------------------

Preferred Stocks - 2.2%
--------------------------------------------------------------------------------------------------
  Media - 1.0%
    CSC Holdings, Inc., 11.125s#                                           4,184       $   460,240
    Paxson Communications Corp., 13.25s                                       10            92,000
    Primedia, Inc., 8.625s                                                   650            50,781
                                                                                       -----------
                                                                                       $   603,021
--------------------------------------------------------------------------------------------------
  Telecommunications - 1.2%
    Crown Castle International Corp., 12.75s                                 389       $   396,780
    Global Crossings Holdings Ltd., 10.5s                                  1,000           100,000
    Nextel Communications, Inc., 11.125s                                     201           172,860
                                                                                       -----------
                                                                                       $   669,640
--------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $1,222,119)                                    $ 1,272,661
--------------------------------------------------------------------------------------------------

Convertible Bond - 1.2%
--------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------
  Energy - 1.2%
    Lomak Petroleum, Inc., 6s, 2007 (Identified Cost,
      $650,224)                                                        $     955       $   668,500
--------------------------------------------------------------------------------------------------

Warrants - 0.2%
--------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------
    Cybernet Internet Services International (Telecommunications)*            20       $        60
    GT Group Telecommunications, Inc.
      (Telecommunications)*                                                  750            42,187
    Jazztel PLC (Telecommunications)##*                                      475            29,062
    Leap Wireless International, Inc.
      (Telecommunications)*                                                  600             7,200
    Maxcom Telecommunication (Telecommunications)##*                         182                46
    Metricom, Inc. (Telecommunications)*                                     225               113
    Motient Corp. (Telecommunications)##*                                    295             2,950
    Ono Finance PLC (Media)*                                                 175             7,000
    Pathmark Stores, Inc. (Supermarkets)*                                  1,614             7,263
    Pliant Corp. (Container, Forest and Paper Products)##*                    65               520
    Sirius Satellite Radio, Inc. (Telecommunications)##*                     300            21,000
    XM Satellite Radio, Inc. (Media)*                                        300            12,000
--------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $261,755)                                             $   129,401
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.4%
--------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Associates Corp. of North America, due 2/01/01                     $     422       $   422,000
    Chase Nassau Time Deposit, due 2/01/01                                   308           308,000
    Dow Chemical Co., due 2/01/01                                            166           166,000
    General Electric Capital Corp., due 2/01/01                              518           518,000
    Gillette Co., due 2/01/01                                                100           100,000
    Merrill Lynch & Co., Inc., due 2/01/01                                   143           143,000
    New Center Asset Trust, due 2/01/01                                    2,244         2,244,000
    Prudential Funding Corp., due 2/01/01                                    325           325,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          4,226,000
--------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.5%
--------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 01/31/01, due 02/01/01, total to
      be received $278,406 (secured by various U.S.
      Treasury and Federal Agency obligations in a jointly
      traded account), at Cost                                         $     278       $   278,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $58,188,998)                                       $54,357,968

Other Assets, Less Liabilities - 5.0%                                                  $ 2,876,220
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $57,234,188
--------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security-in default.
  # Payment-in-kind security.
 ## SEC Rule 144A restriction.
  + Restricted security.
 ++ Principal amount was less than $500.
  ^ 4(2)Paper.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

      EUR = Euro
      JPY = Japanese Yen

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
JANUARY 31, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $58,188,998)            $54,357,968
  Cash                                                                251,021
  Foreign currency, at value (identified cost, $27,970)                25,636
  Net receivable for forward foreign currency exchange contracts
    to sell                                                            69,036
  Receivable for investments sold                                   1,425,764
  Receivable for fund shares sold                                   1,393,463
  Interest and dividends receivable                                 1,315,512
  Other assets                                                            267
                                                                  -----------
      Total assets                                                $58,838,667
                                                                  -----------
Liabilities:
  Distributions payable                                           $   272,285
  Net payable for forward foreign currency exchange contracts
    subject to master netting agreements                               89,844
  Payable for investments purchased                                 1,187,294
  Payable for fund shares reacquired                                   52,868
  Payable to affiliates -
    Management fee                                                        999
    Distribution and service fee                                        1,189
                                                                  -----------
      Total liabilities                                           $ 1,604,479
                                                                  -----------
Net assets                                                        $57,234,188
                                                                  ===========
Net assets consist of:
  Paid-in capital                                                 $61,742,282
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                   (3,853,622)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (595,430)
  Accumulated distributions in excess of net investment income        (59,042)
                                                                  -----------
      Total                                                       $57,234,188
                                                                  ===========
Shares of beneficial interest outstanding                          7,184,781
                                                                   =========
Class A shares:
  Net asset value per share
    (net assets of $19,981,530 / 2,509,481 shares of beneficial
    interest outstanding)                                            $7.96
                                                                     =====
  Offering price per share (100 / 95.25 of net asset value per
     share)                                                          $8.36
                                                                     =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $26,031,330 / 3,263,824 shares of beneficial
    interest outstanding)                                            $7.98
                                                                     =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $11,221,180 / 1,411,458 shares of beneficial
    interest outstanding)                                            $7.95
                                                                     =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $147.60 / 18.365 shares of beneficial
    interest outstanding)                                            $8.04
                                                                     =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED JANUARY 31, 2001
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $  5,032,855
    Dividends                                                           14,704
                                                                  ------------
      Total investment income                                     $  5,047,559
                                                                  ------------
  Expenses -
    Management fee                                                $    261,729
    Trustees' compensation                                               5,318
    Shareholder servicing agent fee                                     40,249
    Distribution and service fee (Class A)                              50,497
    Distribution and service fee (Class B)                             189,981
    Distribution and service fee (Class C)                              67,741
    Administrative fee                                                   5,678
    Custodian fee                                                       29,291
    Printing                                                            32,816
    Postage                                                              5,271
    Auditing fees                                                       16,455
    Legal fees                                                             217
    Registration fees                                                   60,707
    Miscellaneous                                                       21,838
                                                                  ------------
      Total expenses                                              $    787,788
    Fees paid indirectly                                               (12,279)
    Reduction of expenses by investment adviser                       (205,560)
                                                                  ------------
      Net expenses                                                $    569,949
                                                                  ------------
        Net investment income                                     $  4,477,610
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                       $    422,692
    Foreign currency transactions                                       21,783
                                                                  ------------
      Net realized gain on investments and foreign
        currency transactions                                     $    444,475
                                                                  ------------
  Change in unrealized depreciation -
    Investments                                                   $ (4,018,045)
    Translation of assets and liabilities in foreign
      currencies                                                       (27,794)
                                                                  ------------
      Net unrealized loss on investments and foreign
        currency translation                                      $ (4,045,839)
                                                                  ------------
        Net realized and unrealized loss on investments
          and foreign currency                                    $ (3,601,364)
                                                                  ------------
          Increase in net assets from operations                  $    876,246
                                                                  ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                            2001            2000
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $  4,477,610    $  1,375,462
  Net realized gain on investments and foreign
    currency transactions                                          444,475          73,101
  Net unrealized gain (loss) on investments and foreign
    currency translation                                        (4,045,839)        257,930
                                                              ------------    ------------
    Increase in net assets from operations                    $    876,246    $  1,706,493
                                                              ------------    ------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $ (1,670,932)   $   (423,175)
  From net investment income (Class B)                          (2,073,810)       (731,925)
  From net investment income (Class C)                            (747,094)       (181,916)
  From net investment income (Class I)                              (7,708)           (541)
  From net realized gain on investments and foreign
    currency transactions (Class A)                               (168,732)           --
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (199,236)           --
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (75,972)           --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (535)           --
  In excess of net investment income (Class A)                     (31,430)           --
  In excess of net investment income (Class B)                     (39,008)           --
  In excess of net investment income (Class C)                     (14,053)           --
  In excess of net investment income (Class I)                        (145)           --
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                               (104,957)           --
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                               (123,932)           --
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                (47,257)           --
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                   (332)           --
                                                              ------------    ------------
    Total distributions declared to shareholders              $ (5,305,133)   $ (1,337,557)
                                                              ------------    ------------
Net increase in net assets from fund share transactions       $ 37,947,621    $ 16,045,979
                                                              ------------    ------------
      Total increase in net assets                            $ 33,518,734    $ 16,414,915
Net assets:
  At beginning of period                                        23,715,454       7,300,539
                                                              ------------    ------------

At end of period (including accumulated distributions in
excess of net investment income and accumulated
undistributed net investment income of $(59,042) and
$21,935, respectively)                                        $ 57,234,188    $ 23,715,454
                                                              ============    ============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JANUARY 31,
                                                             ----------------------------------                       PERIOD ENDED
                                                                                      2001               2000   JANUARY 31, 1999*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                           $     8.79          $    8.53          $   10.00
                                                                                ----------          ---------          ---------
Income from investment operations# -
  Net investment income(S)                                                      $     0.92          $    0.91          $    0.54
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                                             (0.67)              0.25              (1.50)
                                                                                ----------          ---------          ---------
      Total from investment operations                                          $     0.25          $    1.16          $   (0.96)
                                                                                ----------          ---------          ---------
Less distributions declared to shareholders -
  From net investment income                                                    $    (0.95)         $   (0.90)         $   (0.50)
  From net realized gain on investments and foreign
    currency transactions                                                            (0.07)           --                 --
  In excess of net investment income                                                 (0.02)           --                   (0.01)
  In excess of net realized gain on investments and foreign
    currency transactions                                                            (0.04)           --                 --
                                                                                ----------          ---------          ---------
      Total distributions declared to shareholders                              $    (1.08)         $   (0.90)         $   (0.51)
                                                                                ----------          ---------          ---------
Net asset value - end of period                                                 $     7.96          $    8.79          $    8.53
                                                                                ==========          =========          =========
Total return(+)                                                                       3.28%             14.17%             (9.45)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          1.02%              1.02%              1.00%+
  Net investment income                                                              11.43%             10.62%             10.25%+
Portfolio turnover                                                                  147%               158%               127%
Net assets at end of period (000 Omitted)                                       $19,982             $8,028             $2,052

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation net investment income per share and the ratios would have been:
        Net investment income                                                    $     0.88          $   0.83           $    0.33
        Ratios (to average net assets):
          Expenses##                                                                   1.53%              2.00%              4.90%+
          Net investment income                                                       10.92%              9.64%              6.35%+
  * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JANUARY 31,
                                                             ----------------------------------               PERIOD ENDED
                                                                   2001                    2000          JANUARY 31, 1999*
--------------------------------------------------------------------------------------------------------------------------
                                                                CLASS B
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                           $  8.81                 $  8.54                    $ 10.00
                                                                -------                 -------                    -------
Income from investment operations# -
  Net investment income(S)                                      $  0.89                 $  0.86                    $  0.47
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (0.69)                   0.25                      (1.45)
                                                                -------                 -------                    -------
      Total from investment operations                          $  0.20                 $  1.11                    $ (0.98)
                                                                -------                 -------                    -------
Less distributions declared to shareholders -
  From net investment income                                    $ (0.90)                $ (0.84)                   $ (0.47)
  From net realized gain on investments and foreign
    currency transactions                                         (0.07)                   --                         --
  In excess of net investment income                              (0.02)                   --                        (0.01)
  In excess of net realized gain on investments and foreign
    currency transactions                                         (0.04)                   --                         --
                                                                -------                 -------                    -------
      Total distributions declared to shareholders              $ (1.03)                $ (0.84)                   $ (0.48)
                                                                -------                 -------                    -------
Net asset value - end of period                                 $  7.98                 $  8.81                    $  8.54
                                                                =======                 =======                    =======
Total return                                                       2.63%                  13.54%                     (9.69)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       1.67%                   1.67%                      1.65%+
  Net investment income                                           10.83%                   9.94%                      9.60%+
Portfolio turnover                                                  147%                    158%                       127%
Net assets at end of period (000 Omitted)                       $26,031                 $12,367                    $ 4,308

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation net investment income per share and the ratios would have been:
        Net investment income                                   $  0.85                 $  0.78                    $  0.28
        Ratios (to average net assets):
          Expenses##                                               2.18%                   2.65%                      5.55%+
          Net investment income                                   10.32%                   8.96%                      5.70%+
 * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JANUARY 31,
                                                             ----------------------------------               PERIOD ENDED
                                                                   2001                    2000          JANUARY 31, 1999*
--------------------------------------------------------------------------------------------------------------------------
                                                                CLASS C
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                           $  8.78                 $  8.52                   $  10.00
                                                                -------                 -------                   --------
Income from investment operations# -
  Net investment income(S)                                      $  0.89                 $  0.85                   $   0.47
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (0.69)                   0.25                      (1.47)
                                                                -------                 -------                   --------
      Total from investment operations                          $  0.20                 $  1.10                   $  (1.00)
                                                                -------                 -------                   --------
Less distributions declared to shareholders -
  From net investment income                                    $ (0.90)                $ (0.84)                  $  (0.47)
  From net realized gain on investments and foreign
    currency transactions                                         (0.07)                   --                         --
  In excess of net investment income                              (0.02)                   --                        (0.01)
  In excess of net realized gain on investments and foreign
    currency transactions                                         (0.04)                   --                         --
                                                                -------                 -------                   --------
      Total distributions declared to shareholders              $ (1.03)                $ (0.84)                   $ (0.48)
                                                                -------                 -------                   --------
Net asset value - end of period                                 $  7.95                 $  8.78                    $  8.52
                                                                =======                 =======                    =======
Total return                                                       2.64%                  13.45%                     (9.89)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       1.67%                   1.67%                      1.65%+
  Net investment income                                           10.90%                   9.93%                      9.60%+
Portfolio turnover                                                  147%                    158%                       127%
Net assets at end of period (000 Omitted)                       $11,221                  $3,251                       $941

(S)  The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation net investment income per share and the ratios would have been:
       Net investment income                                    $  0.84                 $  0.77                    $  0.27
       Ratios (to average net assets):
         Expenses##                                                2.18%                   2.65%                      5.55%+
         Net investment income                                    10.39%                   8.95%                      5.54%+
 * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JANUARY 31,
                                                             ----------------------------------               PERIOD ENDED
                                                                   2001                    2000          JANUARY 31, 1999*
--------------------------------------------------------------------------------------------------------------------------
                                                                CLASS I
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                           $  8.85                 $  8.56                    $ 10.00
                                                                -------                 -------                    -------
Income from investment operations# -
  Net investment income(S)                                      $  1.07                 $  0.97                    $  0.64
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (0.77)                   0.25                      (1.55)
                                                                -------                 -------                    -------
      Total from investment operations                          $  0.30                 $  1.22                    $ (0.91)
                                                                -------                 -------                    -------
Less distributions declared to shareholders -
  From net investment income                                    $ (0.98)                $ (0.93)                   $ (0.53)
  From net realized gain on investments and foreign
    currency transactions                                         (0.07)                   --                         --
  In excess of net investment income                              (0.02)                   --                         --
  In excess of net realized gain on investments and foreign
    currency transactions                                         (0.04)                   --                         --
                                                                -------                 -------                    -------
      Total distributions declared to shareholders              $ (1.11)                $ (0.93)                   $ (0.53)
                                                                -------                 -------                    -------
Net asset value - end of period                                 $  8.04                 $  8.85                    $  8.56
                                                                =======                 =======                    =======
Total return                                                       3.88%                  14.87%                     (8.96)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       0.67%                   0.67%                      0.65%+
  Net investment income                                           11.75%                  10.43%                     11.10%+
Portfolio turnover                                                  147%                    158%                       127%
Net assets at end of period (000 Omitted)                          $  0+++                  $70                       $  0+++

  (S)  The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fee in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation net investment income per share and the ratios would have been:
         Net investment income                                  $  1.02                 $  0.78                    $  0.41
         Ratios (to average net assets):
           Expenses##                                              1.18%                   1.65%                      4.55%+
           Net investment income                                  11.24%                   9.45%                      7.20%+
  * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Yield Opportunities Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective February 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended January 31, 2001, $25,593 was reclassified from accumulated net realized loss on investments and foreign currency transactions to accumulated distributions in excess of net investment income due to differences between book and tax accounting for currency transactions and defaulted bonds. This change had no effect on the net assets or net asset value per share. At January 31, 2001, accumulated distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses, foreign currency, and defaulted bonds.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management and distribution fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $1,272 for the year ended January 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $38,315 for the year ended January 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $830 for the year ended January 31, 2001. Fees incurred under the distribution plan during the year ended January 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $138 and $2 for Class B and Class C shares, respectively, for the year ended January 31, 2001. Fees incurred under the distribution plan during the year ended January 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 2001, were $976, $84,914, and $3,566 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $84,973,828 and $54,910,456, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $58,379,800
                                                                  -----------
Gross unrealized depreciation                                     $(5,855,297)
Gross unrealized appreciation                                       1,833,465
                                                                  -----------
    Net unrealized depreciation                                   $(4,021,832)
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                           YEAR ENDED JANUARY 31, 2001        YEAR ENDED JANUARY 31, 2000
                                      --------------------------------   -------------------------------
                                              SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                3,323,026     $  27,668,871         926,152      $  8,065,844
Shares issued to shareholders in
  reinvestment of distributions              129,834         1,037,218          26,859           233,803
Shares reacquired                         (1,856,537)      (15,055,950)       (280,483)       (2,426,245)
                                          ----------     -------------       ---------      ------------
    Net increase                           1,596,323     $  13,650,139         672,528      $  5,873,402
                                          ==========     =============       =========      ============

Class B shares
                                           YEAR ENDED JANUARY 31, 2001        YEAR ENDED JANUARY 31, 2000
                                      --------------------------------   -------------------------------
                                              SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                2,618,159     $  21,909,736       1,133,503      $  9,871,806
Shares issued to shareholders in
  reinvestment of distributions              109,707           877,002          26,955           234,925
Shares reacquired                           (868,195)       (7,051,624)       (260,485)       (2,271,695)
                                          ----------     -------------       ---------      ------------
    Net increase                           1,859,671     $  15,735,114         899,973      $  7,835,036
                                          ==========     =============       =========      ============

Class C shares
                                           YEAR ENDED JANUARY 31, 2001        YEAR ENDED JANUARY 31, 2000
                                      --------------------------------   -------------------------------
                                              SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                1,264,546     $  10,488,060         346,571      $  3,033,411
Shares issued to shareholders in
  reinvestment of distributions               68,255           540,358           9,530            82,784
Shares reacquired                           (291,542)       (2,402,725)        (96,295)         (848,660)
                                          ----------     -------------       ---------      ------------
    Net increase                           1,041,259     $   8,625,693         259,806      $  2,267,535
                                          ==========     =============       =========      ============

Class I shares
                                           YEAR ENDED JANUARY 31, 2001        YEAR ENDED JANUARY 31, 2000
                                      --------------------------------   -------------------------------
                                              SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                     --       $        --             7,892      $     70,000
Shares issued to shareholders in
  reinvestment of distributions                    1                 8               1                 6
Shares reacquired                             (7,892)          (63,333)            --                --
                                          ----------     -------------       ---------      ------------
    Net increase (decrease)                   (7,891)    $     (63,325)          7,893      $     70,006
                                          ==========     =============       =========      ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. At the end of the period, $0 was outstanding. Interest expense incurred on the borrowings amounted to $3,151 for the year. The average dollar amount of borrowings was $43,647 and the weighted average interest rate on these borrowings was 7.1%. A commitment fee of $279 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                             NET
                 SETTLEMENT             CONTRACTS TO         IN EXCHANGE           CONTRACTS          UNREALIZED
                       DATE          DELIVER/RECEIVE                 FOR            AT VALUE        APPRECIATION
------------------------------------------------------------------------------------------------------------------
Sales       8/17/01-9/07/01          JPY  66,121,500            $652,962            $583,926             $69,036

At January 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to net payables of $19,477 with Deutsche Bank and $70,367 with Merrill Lynch.

At January 31, 2001, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.3% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                        DATE OF     PRINCIPAL
DESCRIPTION                                         ACQUISITION        AMOUNT          COST         VALUE
-----------------------------------------------------------------------------------------------------------
Algeria Tranche, 6.375s, 2010                         7/14/1999      $205,000      $162,462      $161,950
Metal Management, Inc., 10s, 2008                      7/1/1998       245,000       172,362        17,150
                                                                                                 --------
                                                                                                 $179,100
                                                                                                 ========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust III and Shareholders of MFS High Yield Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of MFS High Yield Opportunities Fund (a series of MFS Series Trust III), including the portfolio of investments, as of January 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Opportunities Fund as of January 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 8, 2001

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   FOR THE YEAR ENDED JANUARY 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 0.08%.

MFS(R) HIGH YIELD OPPORTUNITIES FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives + - Chairman and Chief Executive          Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                 ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera + - Partner, Hemenway & Barnes
(attorneys)                                              CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu + - Adjunct Professor, Harvard
University Graduate School of Business                   AUDITORS
Administration                                           Deloitte & Touche LLP

Charles W. Schmidt + - Private Investor                  INVESTOR INFORMATION
                                                         For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive Vice                 investment professional or, for an information
President, Director, and Secretary, MFS Investment       kit, call toll free: 1-800-637-2929 any
Management                                               business day from 9 a.m. to 5 p.m. Eastern time
                                                         (or leave a message anytime).
Jeffrey L. Shames* - Chairman and Chief Executive
Officer, MFS Investment Management                       INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Elaine R. Smith + - Independent Consultant               P.O. Box 2281
                                                         Boston, MA 02107-9906
David B. Stone + - Chairman, North American
Management Corp. (investment adviser)                    For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
INVESTMENT ADVISER                                       8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                      For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                    call toll free: 1-800-637-6576 any business day
                                                         from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                              this service, your phone must be equipped with
MFS Fund Distributors, Inc.                              a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                    For share prices, account balances, exchanges,
                                                         or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                   1-800-MFS-TALK (1-800-637-8255) anytime from a
Jeffrey L. Shames*                                       touch-tone telephone.

ASSOCIATE PORTFOLIO MANAGER                              WORLD WIDE WEB
John F. Addeo*                                           www.mfs.com

PORTFOLIO MANAGER
Robert J. Manning*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
*MFS Investment Management

MFS(R) HIGH YIELD                                               ------------
OPPORTUNITIES FUND                                                PRSRT STD
                                                                U.S. POSTAGE
[Logo] M F S(R)                                                     PAID
INVESTMENT MANAGEMENT                                               MFS
We invented the mutual fund(R)                                  ------------

500 Boylston Street
Boston, MA 02116-3741


(c)2001 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                 MHO-2 03/01 6.7M 70/270/370/870